EDUCATION REALTY TRUST, INC.
THIRD QUARTER 2007
SUPPLEMENTAL ANALYST PACKAGE
TABLE OF CONTENT

Financial Highlights	1

Condensed Consolidated Balance Sheets	2

Condensed Consolidated Statements of Operations — Three Months Ended September 30,	3

Condensed Consolidated Statements of Operations — Nine Months Ended September 30,	4

Consolidated Statements of Funds from Operations	5

Community Operating Results — Three Months Ended September 30,	6

Community Operating Results — Nine Months Ended September 30,	7

Consolidated Community Statistics — Owned and Operated — Three Months Ended September 30,	8

Same Community Statistics — Three Months Ended September 30,	9

University Towers Residence Hall Statistics — Three Months Ended September 30,	10

Consolidated Community Statistics — Owned and Operated — Nine Months Ended September 30,	11

Same Community Statistics — Nine Months Ended September 30,	12

University Towers Residence Hall Statistics — Nine Months Ended September 30,	13

Third-Party Development Project Summary	14

Capital Structure	15

Community Listing — Owned and Operated	16

Definitions	17

EDUCATION REALTY TRUST, INC.
FINANCIAL HIGHLIGHTS
(Amounts in thousands, except share and per share data)

	Three months ended September 30,				Nine months ended September 30,
	2007	2006	$ Chg	% Chg	2007	2006	$ Chg	% Chg
	(unaudited)	(unaudited)			(unaudited)	(unaudited)
Total revenues	$28,332	$26,425	$1,907	7.2%	$87,358	$82,195	$5,163	6.3%
Operating income (loss)	502	(461)	963	208.9%	12,595	9,230	3,365	36.5%
Loss from continuing operations	(5,786)	(7,954)	2,168	27.3%	(8,495)	(12,152)	3,657	30.1%
Net loss	(5,802)	(8,189)	2,387	29.1%	(6,099)	(11,483)	5,384	46.9%

Net loss per share — basic and diluted	$(0.20)	$(0.31)			$(0.22)	$(0.44)

Weighted-average common shares outstanding — basic and diluted	28,418,349	26,390,417			27,869,054	26,336,343

FFO	$1,834	$442	1,392	314.9%	$16,700	$15,151	1,549	10.2%
FFO per weighted average share/unit (3)	$0.06	$0.02			$0.57	$0.54

Weighted average shares/units (3)	29,875,927	27,833,022			29,323,766	27,961,155

Capitalization Data as of: September 30, 2007

Total debt (1)	$422,422
Market equity (2)	400,821

Total enterprise value	$823,243

Debt to total enterprise value	51.3%

Notes:

(1)	Excludes debt premium of $1,849 million.

(2)	Market equity represents the aggregate market value of the Company’s common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common shares of $13.50 at September 30, 2007. Excludes the 275,000 Profits interest units outstanding.

(3)	Funds from operations per share/unit was computed using weighted average shares and units outstanding, regardless of their dilutive impact.

EDUCATION REALTY TRUST, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amount in thousands, except share and per share data)

	September 30, 2007	December 31, 2006
	(Unaudited)
Assets
Student housing properties, net (1)	$738,788	$804,759
Assets under development	2,457	—
Corporate office furniture and equipment, net	1,782	752
Cash and cash equivalents	3,171	6,427
Restricted cash	9,534	9,154
Student contracts receivable, net	185	227
Receivable from affiliates	428	369
Management fee receivable from third parties	630	669
Goodwill and other intangibles, net	3,540	3,649
Other assets	10,127	9,452

Total assets	$770,642	$835,458

Liabilities and stockholders’ equity
Liabilities:
Mortgage loans, net of unamortized premium/discount	$422,071	$423,933
Other long term debt	—	47,000
Revolving line of credit	2,200	22,400
Accounts payable and accrued expenses	14,423	10,764
Deferred revenue	10,997	9,073

Total liabilities	449,691	513,170

Minority interest	18,108	19,289

Commitments and contingencies	—	—

Stockholders’ equity:
Common stock, $.01 par value, 200,000,000 shares authorized, 28,422,849 and 26,810,552 shares issued and outstanding September 30, 2007 and December 31, 2006, respectively	284	268
Preferred shares, $0.01 par value, 50,000,000 shares authorized, no shares issues and outstanding	—	—
Additional paid-in capital	336,676	330,374
Warrants	—	375
Accumulated deficit	(34,117)	(28,018)

Total stockholders’ equity	302,843	302,999

Total liabilities and stockholders’ equity	$770,642	$835,458

(1)	Amount is net of accumulated depreciation of $78,967 and $58,489 as of September 30, 2007 and December 31, 2006, respectively.

EDUCATION REALTY TRUST, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — THREE MONTHS ENDED SEPTEMBER 30,
(Amounts in thousands, except share and per share data, unaudited)

	2007	2006	$ Change	% Change
Revenues:
Student housing leasing revenue	$19,378	$18,166	1,212	6.7%
Student housing food service revenue	642	895	(253)	-28.3%
Other leasing revenue	3,509	3,709	(200)	-5.4%
Third-party development services	1,287	856	431	50.4%
Third-party management services	844	653	191	29.2%
Operating expense reimbursements	2,672	2,146	526	24.5%

Total revenues	28,332	26,425	1,907	7.2%

Operating expenses:
Student housing leasing operations	12,803	12,344	459	3.7%
Student housing food service operations	611	844	(233)	-27.6%
General and administrative	3,739	2,872	867	30.2%
Depreciation and amortization	8,005	8,680	(675)	-7.8%
Reimbursable operating expenses	2,672	2,146	526	24.5%

Total operating expenses	27,830	26,886	944	3.5%

Operating income (loss)	502	(461)	963	208.9%

Nonoperating expenses:
Interest expense	6,290	7,551	(1,261)	-16.7%
Amortization of deferred financing costs	244	281	(37)	-13.2%
Loss on early extinguishment of debt	—	—	—	—
Interest income	(102)	(101)	1	1.0%

Total nonoperating expenses	6,432	7,731	(1,299)	-16.8%

Loss before equity in earnings of unconsolidated entities, income taxes, minority interest and discontinued operations	(5,930)	(8,192)	2,262	27.6%

Equity in earnings of unconsolidated entities	(247)	148	(395)	-266.9%

Loss before income taxes, minority interest and discontinued operations	(6,177)	(8,044)	1,867	23.2%
Income tax expense (benefit)	(54)	381	(435)	-114.2%

Net loss before minority interest and discontinued operations	(6,123)	(8,425)	2,302	27.3%

Minority interest	(337)	(471)	134	28.5%

Loss from continuing operations	(5,786)	(7,954)	2,168	27.3%

Discontinued operations:
Loss from operations, net of minority interest	(16)	(235)	219	93.2%
Gain on sale of student housing property, net of minority interest	—	—	—	—

Loss from discontinued operations	(16)	(235)	219	93.2%

Net loss	$(5,802)	$(8,189)	$2,387	29.1%

Earnings per share information:
Loss per share — basic & diluted
Continuing operations	$(0.20)	$(0.30)	$0.10	32.4%
Discontinued operations	(0.00)	(0.01)	$0.01	95.3%

Net loss per share	$(0.20)	$(0.31)	$0.11	34.8%

Weighted-average common shares outstanding — basic & diluted	28,418,349	26,390,417

NOTE:
The operating results for The Village on Tharpe, which was designated as held for sale in the second quarter of 2007, are included in discontinued operations for each period shown.

EDUCATION REALTY TRUST, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — NINE MONTHS ENDED SEPTEMBER 30,
(amounts in thousands, except share and per share data, unaudited)

	2007	2006	$ Change	% Change
Revenues:
Student housing leasing revenue	$62,381	$58,723	3,658	6.2%
Student housing food service revenue	1,744	2,670	(926)	-34.7%
Other leasing revenue	10,377	10,577	(200)	-1.9%
Third-party development services	3,354	2,283	1,071	46.9%
Third-party management services	2,447	2,051	396	19.3%
Operating expense reimbursements	7,055	5,891	1,164	19.8%

Total revenues	87,358	82,195	5,163	6.3%

Operating expenses:
Student housing leasing operations	31,227	29,706	1,521	5.1%
Student housing food service operations	1,683	2,427	(744)	-30.7%
General and administrative	10,789	9,037	1,752	19.4%
Depreciation and amortization	24,009	25,904	(1,895)	-7.3%
Reimbursable operating expenses	7,055	5,891	1,164	19.8%

Total operating expenses	74,763	72,965	1,798	2.5%

Operating income	12,595	9,230	3,365	36.5%

Nonoperating expenses:
Interest expense	20,676	21,682	(1,006)	-4.6%
Amortization of deferred financing costs	792	834	(42)	-5.0%
Loss on early extinguishment of debt	174	—	174	—
Interest income	(353)	(439)	(86)	-19.6%

Total nonoperating expenses	21,289	22,077	(788)	-3.6%

Loss before equity in earnings of unconsolidated entities, income taxes, minority interest and discontinued operations	(8,694)	(12,847)	4,153	32.3%

Equity in earnings of unconsolidated entities	(245)	573	(818)	-142.8%

Loss before income taxes, minority interest and discontinued operations	(8,939)	(12,274)	3,335	27.2%
Income tax expense (benefit)	(103)	463	(566)	-122.2%

Net loss before minority interest and discontinued operations	(8,836)	(12,737)	3,901	30.6%

Minority interest	(341)	(585)	244	41.7%

Loss from continuing operations	(8,495)	(12,152)	3,657	30.1%

Discontinued operations:
Income from operations, net of minority interest	817	669	148	22.1%
Gain on sale of student housing property, net of minority interest	1,579	—	1,579	—

Income from discontinued operations	2,396	669	1,727	258.1%

Net loss	$(6,099)	$(11,483)	$5,384	46.9%

Earnings per share information:
Income (loss) per share — basic & diluted
Continuing operations	$(0.30)	$(0.46)	$0.16	33.9%
Discontinued operations	0.08	0.02	$0.06	274.8%

Net loss per share	$(0.22)	$(0.44)	$0.22	49.7%

Weighted-average common shares outstanding — basic & diluted	27,869,054	26,336,343

NOTE:

The operating results for The Village on Tharpe, which was designated as held for sale in the second quarter of 2007, are included in discontinued operations for each period shown.

EDUCATION REALTY TRUST, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
(Amounts in thousands, except share and per share data, unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2007	2006	2007	2006
Net loss	$(5,802)	$(8,189)	$(6,099)	$(11,483)
Gain on sale of student housing property, net of minority interest	—	—	(1,579)	—
Real estate related depreciation and amortization	7,824	8,585	23,633	25,638
Equity portion of real estate depreciation and amortization on equity investees	149	5	340	5
Depreciation and amortization of discontinued operations	—	526	711	1,541
Minority interest	(337)	(485)	(306)	(550)

Funds from operations (“FFO”)	$1,834	$442	$16,700	$15,151

FFO per weighted average share/unit (1)	$0.06	$0.02	$0.57	$0.54

Weighted average shares/units (1)	29,875,927	27,833,022	29,323,766	27,961,155

Notes:

(1)	Funds from operations per share/unit was computed using weighted average shares and units outstanding, regardless of their dilutive impact.

EDUCATION REALTY TRUST, INC.
COMMUNITY OPERATING RESULTS — THREE MONTHS ENDED SEPTEMBER 30,
(Amounts in thousands, unaudited)

	2007	2006	$ Change	% Change
Revenues
Same apartment community	$18,589	$17,252	$1,337	7.7%
University Towers — residence hall	789	914	(125)	-13.7%
New community	—	—	—	—

Total community revenue	19,378	18,166	1,212	6.7%

Operating expenses (1)
Same apartment community	$12,303	$11,814	$489	4.1%
University Towers — residence hall	500	530	(30)	-5.7%
New community	—	—	—	—

Total community operating expenses	12,803	12,344	459	3.7%

Net operating income
Same apartment community	$6,286	$5,438	$848	15.6%
University Towers — residence hall	289	384	(95)	-24.7%
New community	—	—	—	—

Total community net operating income	$6,575	$5,822	$753	12.9%

(1)	Represents community-level operating expenses excluding management fees, depreciation and amortization.

NOTE:

Schedule does not include The Village on Tharpe, which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in both the current and prior year periods.

EDUCATION REALTY TRUST, INC.
COMMUNITY OPERATING RESULTS — NINE MONTHS ENDED SEPTEMBER 30,
(Amounts in thousands, unaudited)
Utowers included in New community

	2007	2006	$ Change	% Change
Revenues
Same apartment community	$57,345	$54,653	$2,692	4.9%
University Towers — residence hall	3,402	3,377	25	0.7%
New community	1,634	693	941	135.8%

Total community revenue	62,381	58,723	3,658	6.2%

Operating expenses (1)
Same apartment community	$28,656	$27,849	$807	2.9%
University Towers — residence hall	1,471	1,390	81	5.8%
New community	1,100	467	633	135.5%

Total community operating expenses	31,227	29,706	1,521	5.1%

Net operating income
Same apartment community	$28,689	$26,804	$1,885	7.0%
University Towers — residence hall	1,931	1,987	(56)	-2.8%
New community	534	226	308	136.3%

Total community net operating income	$31,154	$29,017	$2,137	7.4%

(1)	Represents community-level operating expenses excluding management fees, depreciation and amortization.
NOTE:
Schedule does not include The Village on Tharpe, which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in both the current and prior year periods.

EDUCATION REALTY TRUST, INC.
CONSOLIDATED COMMUNITY STATISTICS — OWNED AND OPERATED — THREE MONTHS ENDED SEPTEMBER 30,

	2007	2006	Difference
Occupancy
Physical	92.2%	91.7%	0.5%
Economic	85.7%	80.7%	5.0%

NarPAB	$323	$301	$22
Other income per avail. Bed	$25	$25	$0
RevPAB	$348	$326	$22

Operating expense per bed	$230	$222	$8

Operating margin	33.9%	32.0%	1.9%

Design Beds	55,713	55,713	—
NOTE:
Operating statistics exclude The Village on Tharpe, which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in both the current and prior year periods in our statement of operations.

EDUCATION REALTY TRUST, INC.
SAME APARTMENT COMMUNITY STATISTICS — THREE MONTHS ENDED SEPTEMBER 30,

	2007	2006	Difference
Occupancy
Physical	93.6%	92.1%	1.5%
Economic	85.4%	80.2%	5.2%

NarPAB	$332	$306	$26
Other income per avail. Bed	$20	$20	$0
RevPAB	$352	$326	$26

Operating expense per bed	$233	$224	$9

Operating margin	33.8%	31.5%	2.3%

Design Beds	52,854	52,854	—
NOTE:
Operating statistics exclude The Village on Tharpe which was designated as held for sale in the second quarter of 2007 and included in discontinued operations for both periods. University Towers residence hall statistics are shown separately.

EDUCATION REALTY TRUST, INC.
UNIVERSITY TOWERS RESIDENCE HALL STATISTICS — THREE MONTHS ENDED SEPTEMBER 30,

	2007	2006	Difference
Occupancy
Physical	67.2%	84.3%	-17.1%
Economic	99.2%	97.8%	1.4%

NarPAB	$147	$207	$(60)
Other income per avail. Bed	$129	$112	$17
RevPAB	$276	$319	$(43)

Operating expense per bed	$175	$185	$(10)

Operating margin	36.6%	42.0%	-5.4%

Design Beds	2,859	2,859	—

EDUCATION REALTY TRUST, INC.
CONSOLIDATED COMMUNITY STATISTICS — OWNED AND OPERATED — NINE MONTHS ENDED SEPTEMBER 30,

	2007	2006	Difference
Occupancy
Physical	92.8%	92.2%	0.6%
Economic	92.2%	89.0%	3.2%

NarPAB	$348	$334	$14
Other income per avail. Bed	$25	$24	$1
RevPAB	$373	$358	$15

Operating expense per bed	$187	$181	$6

Operating margin	49.9%	49.4%	0.5%

Design Beds	167,139	164,019	3,120
NOTE:
Operating statistics exclude The Village on Tharpe, which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in both the current and prior year periods in our statement of operations.

EDUCATION REALTY TRUST, INC.
SAME APARTMENT COMMUNITY STATISTICS — NINE MONTHS ENDED SEPTEMBER 30,

	2007	2006	Difference
Occupancy
Physical	94.6%	93.2%	1.4%
Economic	92.4%	88.9%	3.5%

NarPAB	$356	$338	$18
Other income per avail. Bed	$19	$19	$0
RevPAB	$375	$357	$18

Operating expense per bed	$187	$182	$5

Operating margin	50.0%	49.0%	1.0%

Design Beds	152,946	152,946	—
NOTE:
Operating statistics exclude The Village on Tharpe which was designated as held for sale in the second quarter of 2007 and included in discontinued operations for both periods. University Towers residence hall statistics are shown separately.

EDUCATION REALTY TRUST, INC.
UNIVERSITY TOWERS RESIDENCE HALL STATISTICS — NINE MONTHS ENDED SEPTEMBER 30,

	2007	2006	Difference
Occupancy
Physical	70.9%	77.3%	-6.4%
Economic	99.8%	96.5%	3.3%

NarPAB	$268	$286	$(18)
Other income per avail. Bed	$128	$107	$21
RevPAB	$396	$393	$3

Operating expense per bed	$172	$162	$9

Operating margin	56.8%	58.8%	-2.1%

Design Beds	8,577	8,577	—

EDUCATION REALTY TRUST, INC.
THIRD-PARTY DEVELOPMENT PROJECT SUMMARY
(Amounts in ‘000s)

	Three months ended			Nine months ended
	September 30, 2007	September 30, 2006	Change	September 30, 2007	September 30, 2006	Change

Third-party development services revenue	$1,287	$856	$431	$3,354	$2,283	$1,071
Equity in earnings of development joint ventures	14	148	(134)	221	573	(352)

	$1,301	$1,004	$297	$3,575	$2,856	$719

CURRENT AND RECENTLY COMPLETED PROJECTS

									Fees Earned Nine		Fees Paid
			Project						Months Ended		Through
			Development	Total Project				Fees Earned	September 30,	Remaining	September 30,
Project	Bed Count	Completion Date	Cost	Fees		EDR % of fees	EDR Project Fees	Prior to 2007	2007 (1)	Fees to Earn	2007

Slippery Rock University — Phase I, PA	1,390	Aug-06, Oct-06, Mar-07	$64,204	$2,720		100%	$2,720	$2,674	$46	$—	$1,870
California University of Pennsylvania Phase V, PA	356	August 2007	19,909	538		50%	269	144	120	5	269
Indiana University of Pennsylvania, PA	734	August 2007	43,725	1,673		100%	1,673	924	713	36	1,673
University of North Carolina-Greensboro	600	August 2007	26,000	1,162	(2)		683	458	178	47	683
University of Alabama — Tuscaloosa	631	August 2007	31,652	1,236		100%	1,236	257	979	—	1,113
University of Michigan, Ann Arbor	896	August 2008, Dec-08	68,154	1,200		100%	1,200	567	196	437	791
Slippery Rock University Phase II	746	August 2008	47,300	1,381		100%	1,381	—	713	668	967
Indiana University of Pennsylvania Phase II	1,102	August 2008	68,817	2,479		100%	2,465	—	660	1,805	1,194

	6,455		$369,761				$11,627	$5,024	$3,605	$2,998	$8,560

RECENTLY AWARDED PROJECTS

			Estimated	Project
	Estimated Bed	Estimated Start	Completion	Development			Total EDR
Project	Count	Date	Date	Cost	Total Project Fees	EDR % of Fees	Fees

West Chester University of Pennsylvania Phase I	1,197	March 2008	August 2009	94,396	3,431	100%	3,431
Indiana University of Pennsylvania Phase III	1,050	April 2008	August 2009	59,331	2,087	100%	2,087

	2,247			$153,727	$5,518		$5,518

(1)	Represents fees earned, which will vary from income recognized by EDR due to joint venture expenses which are included in the equity in earnings of joint ventures. Development fees are recognized on the percentage completion method based on construction costs.

(2)	Total fees of $1,162 on the project include $957 of development fees and $205 of construction oversight fees. EDR participates 50% and 100% respectively in those fees

EDUCATION REALTY TRUST, INC.
CAPITAL STRUCTURE
As of September 30, 2007
(dollars in thousand)

Total Debt to Enterprise Value
Total Debt (1)	$422,422	51.3%
Total Market Equity (2)	400,821	48.7%

Total Enterprise Value	$823,243	100%

Total Debt Outstanding

	Principal	Weighted Average		Average Term
	Outstanding	Interest Rate	%	to Maturity
Fixed Rate Mortgage Loans (1)	$420,222	5.90%	99.5%	2.72	years
Variable Rate	2,200	7.57%	0.5%	0.03	years

Total / Weighted Average	$422,422	5.91%	100.0%	2.71	years

Mortgage Debt Maturity

Fiscal Yr Ending
2007	$955	0.3%
2008	26,481	6.3%
2009	285,049	67.8%
2010	888	0.2%
2011	947	0.2%
Thereafter	105,902	25.2%

Total	$420,222	100.0%

Unamortized debt premium	1,849

Total, net of debt premium	422,071

Nine Months Ended
September 30, 2007
Interest expense (3)	$21,083

Interest coverage (4)	1.87

Fixed charge coverage (4)	1.56

(1)	Excludes unamortized debt premium of $1,849 million.

(2)	Market equity represents the aggregate market value of the Company’s common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common shares of $13.50 at September 30, 2007. Excludes the 275,000 Profits interest units outstanding.

(3)	Excludes amortization of debt premium/discount.

(4)	Coverage ratios are calculated in compliance with the terms of our existing credit facility, on a trailing 12 month basis.

EDUCATION REALTY TRUST, INC.
COMMUNITY LISTING — OWNED AND OPERATED

Name	Primary University Served	Acquisition Date	# of Beds
NorthPointe	University of Arizona	Jan ’05	912
The Reserve at Athens	University of Georgia	Jan ’05	612
The Reserve at Clemson	Clemson University	Jan ’05	590
Players Club	Florida State University	Jan ’05	336
The Gables	Western Kentucky University	Jan ’05	290
College Station	Augusta State University	Jan ’05	203
University Towers	North Carolina State University	Jan ’05	953
The Pointe at South Florida	University of South Florida	Jan ’05	1,002
Commons at Knoxville	University of Tennessee	Jan ’05	708
The Commons	Florida State University	Jan ’05	732
The Reserve on Perkins	Oklahoma State University	Jan ’05	732
The Reserve at Star Pass	University of Arizona	Jan ’05	1,020
The Pointe at Western	Western Michigan University	Jan ’05	876
College Station at W. Lafayette	Purdue University	Jan ’05	960
Commons on Kinnear	The Ohio State University	Jan ’05	502
The Pointe	Pennsylvania State University	Jan ’05	984
The Reserve at Columbia	University of Missouri	Jan ’05	676
The Reserve on Frankford	Texas Tech University	Jan ’05	737
The Lofts	University of Central Florida	Jan ’05	730
The Reserve on West 31st	University of Kansas	Jan ’05	720
Campus Creek	University of Mississippi	Feb ’05	636
Pointe West	University of South Carolina	Mar ’05	480
College Grove	Middle Tennessee State University	Apr ’05	864
Campus Lodge	University of Florida	Jun ’05	1,116
The Reserve on South College	Auburn University	Jul ’05	576
Players Club	Georgia Southern University	Jun ’06	624
	Total owned and operated beds		18,571

NOTE:	The above listing excludes the 13 communities leased to and managed by Place Properties, which were acquired on January 1, 2006.

EDUCATION REALTY TRUST, INC.
DEFINITIONS
     Physical occupancy
Represents a weighted average of the month end occupancies for each month included in the period reported.
     Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.
     Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported. Does not include food service revenue.
     Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.
     Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in in the portfolio for each month included in the period reported.
     Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.
     Design beds
Represents the sum of the monthly design beds in the portfolio during the period, excluding the Place properties portfolio.
     Same community
Includes communities that have been owned for more than a year as of the beginning of the current period being reported.